Exhibit 10.5

LOCK-UP AGREEMENT

__________, 2011

Ladies and Gentlemen:

           The undersigned is, or is anticipated to be, a beneficial owner of shares of capital stock, or securities convertible into or exercisable or exchangeable for the capital stock (each, a “Company Security”) of Biozone Pharmaceuticals, Inc., a Nevada corporation (the “Company”). The undersigned understands that the Company is acquiring certain businesses (the “Target Companies”) in consideration for an aggregate purchase price of 21,000,000 shares (the “Shares”) of the Company’s common stock (the “Purchase”) from the undersigned.and other owners of the Target Companies.  The undersigned understands that the Company will proceed with the Purchase in reliance on this Letter Agreement to be signed by each of the owners of the Target Companies.

1.           In recognition of the benefit that the Purchase will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of the Company, that, during the period beginning on the date hereof (the “Distribution Date”) and ending eighteen (18) months thereafter (the “Lockup Period”), the undersigned will not, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any Company Securities, beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the undersigned on the date hereof or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Company Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Company Security (each of the foregoing, a “Prohibited Sale”).

2.           Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer any shares of a Company Security (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (iv) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any Company Security subject to the provisions of this agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, commencing on the twelve (12) months anniversary of the date of this letter Agreement, the undersigned may sell up to ten (10%) percent of the shares issued to the undersigned in connection with the Target Companies in each calendar month, on a non-cumulative basis.

3.           This Letter Agreement shall be governed by and construed in accordance with the laws of the New York.

4.           This Letter Agreement will become a binding agreement among the undersigned as of the date hereof.  In the event that no closing of the Asset Purchase occurs, this Letter Agreement shall be null and void. This Letter Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

Very truly yours,

____________________________

Address: ______________________________________
Number of shares of Common Stock owned: __________
Certificate Numbers: _____________________________

Accepted and Agreed to:

Biozone Pharmaceuticals, Inc.

By:_______________________________
     Name: Roberto Prego-Novo
     Title: President